Exhibit 99.5

CONSOL ENERGY INC. ATTENTION: GENERAL COUNSEL AND SECRETARY 1000 CONSOL ENERGY DRIVE, SUITE 100 CANONSBURG, PA 15317-6506    VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting—Go to www.virtualshareholdermeeting.com/CEIX2020SM You may participate in the meeting via the Internet and vote electronically during the meeting. Have your proxy card in hand when you access the web site and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by CONSOL Energy Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D26723-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CONSOL ENERGY INC.    The Board of Directors of CONSOL Energy Inc. (“CEIX”) recommends a vote FOR Proposals 1 and 2. For Against Abstain 1. To approve the issuance (the “CEIX Stock Issuance”) of shares of common stock, par value $0.01 per share, of CEIX (the “CEIX Common Stock”), in connection with the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of October 22, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among CEIX, Transformer LP Holdings Inc., Transformer Merger Sub LLC, CONSOL Coal Resources LP and CONSOL Coal Resources GP LLC (the “CEIX Stock Issuance Proposal”); and 2. To approve the adjournment of the special meeting of the stockholders of CEIX (the “CEIX Stockholder Meeting”) to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the CEIX Stockholder Meeting to approve the CEIX Stock Issuance Proposal. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.proxyvote.com D26724-TBD Proxy—CONSOL Energy Inc. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2020 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints James A. Brock, Kurt R. Salvatori and Martha A. Wiegand, and each of them, as proxies with power of substitution and power to act alone to vote on behalf of the undersigned all shares of common stock of CONSOL Energy Inc. that the undersigned would be entitled to vote with respect to all matters designated on the reverse side of this proxy card or otherwise properly presented at the Special Meeting if electronically present and acting at the Special Meeting of Stockholders of CONSOL Energy Inc. to be held on December 29, 2020 at 9:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/CEIX2020SM, and any postponements or adjournments thereof, with all powers that the undersigned would possess if personally present. This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted “FOR” Proposals 1 and 2. The proxies are authorized, in accordance with their judgment, to vote upon such other matters as may properly come before the meeting and any postponements or adjournments thereof. (Items to be voted appear on reverse side)